SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 3, 2002 (May 3, 2002)



                            Immunex Corporation
                           ---------------------
             (Exact Name of Registrant as Specified in Charter)

   Washington                       0-12406                      51-0346580
-------------------          ---------------------          -------------------
(State or Other              (Commission File No.)             (IRS Employer
Jurisdiction of                                             Identification No.)
 Incorporation)


              51 University Street, Seattle, Washington 98101
             -------------------------------------------------
        (Address of Principal Executive Offices, including Zip Code)


                               (206) 587-0430
            (Registrant's telephone number, including area code)


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events.

         On May 3, 2002, Immunex Corporation, a Washington corporation ("Immunex"), announced that it has entered into an agreement to sell certain assets used in connection with its LEUKINE(R) business to Schering Aktiengesellschaft ("Purchaser"). Purchaser has agreed to pay Immunex approximately $380 million in cash plus the payment of additional cash consideration upon achievement of certain milestones. Immunex has agreed to sell its LEUKINE business in connection with the pending acquisition of Immunex by Amgen Inc.

         A copy of the joint press release announcing the transaction referred to above is attached hereto as Exhibit 99.1 and the foregoing description is qualified in its entirety by reference to the full text of such exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Number            Description

99.1 Joint press release issued by Immunex Corporation and Schering Aktiengesellschaft on May 3, 2002.




                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         IMMUNEX CORPORATION
                                         (Registrant)

DATED:  May 3, 2002                      By: /s/ Barry G. Pea
                                             --------------------------
                                         Name:   Barry G. Pea
                                         Title:  Executive Vice President,
                                                 General Counsel and
                                                 Secretary




                               EXHIBIT INDEX

Exhibit
Number            Description

99.1 Joint press release issued by Immunex Corporation and Schering Aktiengesellschaft on May 3, 2002.




                                                                   Exhibit 99.1
                                                                   ------------

Immunex to Sell LEUKINE(R) (Sargramostim) to Schering AG Germany

05/03/2002
PR Newswire
(Copyright (c) 2002, PR Newswire)

SEATTLE and BERLIN, May 3 /PRNewswire-FirstCall/ -- Immunex Corporation (Nasdaq: IMNX) today announced that it has entered into a definitive agreement to sell its LEUKINE(R) (sargramostim) business to Schering AG Germany (NYSE: SHR; FSE: SCH). LEUKINE(R) is a colony-stimulating factor marketed by Immunex. LEUKINE(R) acts by increasing the production of infection-fighting white blood cells in patients undergoing certain chemotherapy. Immunex is pursuing the sale of its LEUKINE(R) business in connection with the pending acquisition of Immunex by Amgen Inc. (Nasdaq:
AMGN) based in Thousand Oaks, California.

"We are pleased that Schering AG Germany has committed to acquire LEUKINE(R) for its oncology franchise," said Peggy Phillips, Immunex executive vice president and chief operating officer. "This deal with Schering AG Germany involves great opportunities for our people as well as a top product. There is great interest in employing a number of Immunex employees who are important to LEUKINE(R) clinical development, production, testing, marketing and sales."

"LEUKINE(R) strongly complements our oncology product portfolio, expands our biotechnology development portfolio and it advances our objective of strengthening our U.S. business," said Dr. Hubertus Erlen, Chairman, Executive Board, Schering AG Germany. "We look forward to continuing investment in the marketing, research and manufacturing activities associated with LEUKINE(R). Importantly, we see opportunities to build the brand as the markets in its current indications grow, and as we pursue other possible new indications for LEUKINE(R) such as Crohn's disease."

The purchase price of LEUKINE(R) in its present and future indications is approximately $380 million in cash plus the payment of additional cash consideration upon achievement of certain milestones. In 2001, U.S. sales of LEUKINE(R) were $108 million. The closing of the sale of LEUKINE(R) is subject to, among other things, approval of the Federal Trade Commission and the closing of the Immunex acquisition by Amgen. The parties believe that the transaction could close as early as June 2002.

Immunex Corporation is a leading biopharmaceutical company dedicated to improving lives through immune system science innovations.

Schering AG is a research-based pharmaceutical company. Its activities are focused on four business areas: Fertility Control & Hormone Therapy, Diagnostics & Radiopharmaceuticals, Dermatology as well as Specialized Therapeutics for disabling diseases in the fields of the central nervous system, oncology and cardiovascular. As a global player with innovative product Schering AG aims for leading positions in specialized markets worldwide. With in-house R&D and supported by an excellent global network of external partners, Schering AG is securing a promising product pipeline. Using new ideas, Schering AG aims to make a recognized contribution to medical progress and strives to improve the quality of life.

Note: Except for the historical information contained herein, this news release contains forward-looking statements that involve substantial risks and uncertainties. Among the factors that could cause actual results or timelines to differ materially are risks associated with research and clinical development, regulatory approvals, supply capabilities and reliance on third- party manufacturers, product commercialization, competition, litigation and (a) the other risk factors listed from time to time in reports filed by Immunex with the Securities and Exchange Commission, including but not limited to risks described under the caption "Important Factors That May Affect Our Business, Our Results of Operation and Our Stock Price" within its most recently filed Form 10-K and (b) the risks, uncertainties and factors discussed in Schering's Form 20-F Registration Statement and other filings with the SEC. The forward-looking statements contained in this news release represent judgments of the management of Immunex and Schering as of the date of this release. Neither Immunex nor Schering undertakes any obligation to publicly update any forward-looking statements.

Where you can find Additional Information about the Amgen-Immunex Transaction:

In connection with the proposed acquisition, Immunex and Amgen filed with the SEC on March 22, 2002 their joint proxy statement/prospectus that contains important information about the merger. Investors and security holders of Immunex and Amgen are urged to read the joint proxy statement/prospectus filed with the SEC on March 22, 2002, and any other relevant materials filed by Immunex or Amgen because they contain, or will contain, important information about Immunex, Amgen and the acquisition. The joint proxy statement/prospectus, other relevant materials and any other documents filed, or to be filed, by Immunex or Amgen with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Immunex by contacting Immunex Corporation, 51 University Street, Seattle, WA 98101, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Amgen by directing a request to: Amgen Inc., One Amgen Center Drive, Thousand Oaks, CA 91320, Attn: Investor Relations. Investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant materials filed by Immunex or Amgen before making any voting or investment decision with respect to the Amgen-Immunex transaction. Immunex, Amgen and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Immunex and Amgen in favor of the merger. Information about the executive officers and directors of Immunex and their ownership of Immunex common stock, and information about the executive officers and directors of Amgen and their ownership of Amgen common stock is set forth in the joint proxy statement/prospectus for Immunex's annual meeting of shareholders and Amgen's annual meeting of stockholders, which has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Immunex, Amgen and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the acquisition.

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/CONTACT: media, Jane Kramer, +1-973-487-2246, or mobile, +1-973-418-4138, or investors, Joanne Marion, +1-973-487-2216, both for Schering Berlin, Inc.; or media, Kris Greco +1-206-470-4871, or investors, John Calhoun,
+1-206-389-4361, both for Immunex Corporation/ 00:01 EDT



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